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                        ALLEGIANCE CHANGE IN CONTROL PLAN





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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


SECTION 1                                                                      1
     Introduction                                                              1
          Purpose                                                              1
          Effective Date, Plan Year                                            1
          Employers                                                            1
          Administration                                                       1

SECTION 2                                                                      2
     Participation                                                             2

SECTION 3                                                                      2
     Plan Benefits                                                             2
          Benefits Following a Change in Control                               2
          Non-Solicitation and Non-Competition                                 2
          Change in Control                                                    3
          Terminations for Cause and Good Reason                               4

SECTION 4                                                                      5
     Payment of Benefits                                                       5
          Agreement Governs                                                    5
          Form of Payment                                                      5
          Designation of Beneficiary                                           6

SECTION 5                                                                      6
     Financing Plan Benefits                                                   6

SECTION 6                                                                      6
     Other Employment                                                          6

SECTION 7                                                                      7
     Miscellaneous                                                             7
          Information to be Furnished by Participants                          7
          Claims Review                                                        7
          Evidence                                                             8
          Fees and Expenses                                                    8
          Action by Employer                                                   8
          Controlling Laws                                                     8
          Interests Not Transferable                                           8


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                                                                            PAGE
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          Mistake of Fact                                                      8
          Severability                                                         8
          Withholding                                                          9
          Effect on Other Plans or Agreements                                  9

SECTION 8                                                                      9
     Amendment and Termination                                                 9
          Amendment and Termination                                            9


                                      -ii-
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                        ALLEGIANCE CHANGE IN CONTROL PLAN



                                    SECTION 1

                                  INTRODUCTION


          1.1. PURPOSE. Allegiance Corporation ("Allegiance") has established the Allegiance Change In Control Plan (the "Plan") to enable Allegiance and its Subsidiaries and Affiliates (collectively, the "Company") to provide severance benefits to eligible executive or management employees whose employment is terminated following a Change in Control of the Company. It is the intent of the Company that the Plan, as set forth herein, constitute an "employee welfare benefit plan" within the meaning of Section 3(1) of the Employee Retirement Income Act of 1974 ("ERISA") and comply with the applicable requirements of ERISA.


          1.2. EFFECTIVE DATE, PLAN YEAR. The "Effective Date" of the Plan is October 1, 1996. A "Plan Year" is the 12-month period beginning on October 1 and ending on the following September 30.


          1.3. EMPLOYERS. Any Subsidiary or Affiliate of Allegiance employing an employee who has been designated as a Participant by the Committee shall be deemed to have adopted the Plan. A "Subsidiary" of Allegiance is any corporation more than 50 percent of the voting stock of which is owned, directly or indirectly, by Allegiance. An "Affiliate" of Allegiance is any corporation more than 50 percent of the voting stock of which is owned, directly or indirectly, by the owner or owners of more than 50 percent of the voting stock of Allegiance.


          1.4. ADMINISTRATION. The Plan is administered by the Compensation Committee of the Board of Directors of Allegiance (the "Committee"). The Committee, from time to time, may adopt such rules and regulations as may be necessary or desirable for the proper and efficient administration of the Plan and as are consistent with the terms of the Plan. The Committee, from time to time, may also appoint such individuals to act as its representatives as the Committee considers necessary or desirable for the effective administration of the Plan. Any notice or document required to be given or filed with the committee will be properly given or filed if delivered or mailed, by registered mail, postage prepaid, to the Committee at 1430 Waukegan Road, McGaw Park, Illinois 60085.

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                                    SECTION 2

                                  PARTICIPATION


          The Committee shall designate from time to time those employees of the Company employed in an executive or management position who shall participate in the plan (a "Participant"). An employee who has been so designated shall participate by signing an agreement with the Company ("Agreement") which shall specify the benefits the Participant is entitled to receive should the Participant's employment terminate following a Change in Control of the Company and the terms and conditions under which those benefits will be provided. A Participant's Agreement implements and forms a part of the Plan as respects the Participant's participation in the Plan. To the extent there are any inconsistencies between the Plan document and a Participant's Agreement, the terms of the Participant's Agreement shall be controlling. No employee other than those designated by the Committee shall be eligible to participate in the Plan.



                                    SECTION 3

                                  PLAN BENEFITS


          3.1. BENEFITS FOLLOWING A CHANGE IN CONTROL. If a Participant's employment with the Company terminates within twenty-four (24) months following a Change in Control, the Participant shall be entitled to the benefits specified in the Participant's Agreement and such benefits shall be paid at such time, in such manner and subject to such conditions as are specified in the Agreement. A Participant's entitlement to benefits as specified in the Participant's Agreement shall depend upon whether the Participant's termination is voluntary or involuntary and whether for Cause (as defined below), if involuntary, or for Good Reason (as defined below), if voluntary.


          3.2. NON-SOLICITATION AND NON-COMPETITION. In consideration for the benefits provided for under a Participant's Agreement, the Participant shall agree that during the 24-month period following the Participant's date of termination (the "Separation Period"), the Participant:

          (a) will not, without the prior written consent of the Company, alone or in association with others, solicit on behalf of the Participant, or any other person, firm, corporation or entity, any employee of the Company, or any of its operating divisions, Subsidiaries or

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               Affiliates, for employment with a person, firm, corporation or entity which competes with the Company, or any of its divisions, Subsidiaries or Affiliates.

          (b) will not, without the prior written consent of the Company, directly or indirectly, engage or invest in, counsel or advise or be employed by any other person, firm, corporation or entity engaged in or conducting business which is the same as, or competing with, the business being conducted by the Company, or any of its operating divisions, Subsidiaries or Affiliates, in any area or territory in which the Company, or such operating divisions, Subsidiaries or Affiliates, shall be conducting business during the Separation Period. Notwithstanding the foregoing, the Participant shall be entitled to passively own not more than four and nine-tenths percent (4.9%) of any publicly held entity engaged in any business in which the Company, or any of its operating divisions, Subsidiaries or Affiliates, shall be engaged during said period.

If a Participant fails to comply with the non-solicitation and/or non-competition restrictions of this subsection 3.2 and the Participant's Agreement, participation in the Plan shall immediately terminate and the Participant shall forfeit any remaining unpaid benefits.


          3.3. CHANGE IN CONTROL. For purposes of the Plan a "Change in Control" shall have occurred if:

          (a) any "Person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act") other than Allegiance, any corporation owned, directly or indirectly, by the stockholders of Allegiance in substantially the same proportions as their ownership of stock of Allegiance, and any trustee or other fiduciary holding securities under a Company employee benefit plan or such proportionately owned corporation, becomes the "beneficial owner" (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Allegiance representing 20% or more of the combined voting power of Allegiance's then outstanding securities;

          (b) during any period of not more than twenty-four (24) months, individuals who at the beginning of such period constitute the Board of Directors of Allegiance, and any new director (other than a director designated by a Person who has entered into an agreement with Allegiance to effect a transaction described in subparagraph (a), (c), or (d) of this subsection

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               3.3) whose election by the board or nomination for election by
               Allegiance's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (c) the stockholders of Allegiance approve a merger or consolidation of Allegiance with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of Allegiance outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of Allegiance or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of Allegiance (or similar transaction) in which no Person acquires more than 20% of the combined voting power of Allegiance's then outstanding securities; or

          (d) the stockholders of Allegiance approve a plan of complete liquidation of Allegiance or an agreement for the sale or disposition by Allegiance of all or substantially all of its assets (or any transaction having a similar effect).

Allegiance may also determine, in its discretion, that a sale of a substantial portion of its assets or one of its businesses constitutes a "Change of Control" with respect to any Participant if the Participant is employed in the affected operation.


          3.4. TERMINATIONS FOR CAUSE AND GOOD REASON. A Participant will be considered to have been terminated for "Cause" if the termination is by reason of the Participant willfully engaging in conduct demonstrably and materially injurious to the Company, the Participant being convicted of or confessing to a crime involving dishonesty or moral turpitude or the Participant's willful and continued failure for a significant period of time to perform the Participant's duties after a demand for substantial performance has been delivered to the Participant by the Board of Directors of Allegiance which demand specifically identifies the manner in which the Board believes that the Participant has not substantially performed his duties. A Participant's termination shall be considered to have been for "Good Reason" if the Participant's termination is by reason of the occurrence of any of the following events within twenty-four (24) months following a Change in Control without the Participant's express written consent:

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          (a)  any significant change in the Participant's title,
               authorities, responsibilities (including reporting responsibilities) which, in the Participant's reasonable judgment, represents an adverse change; the assignment to the Participant of any significant duties or work responsibilities which, in his reasonable judgment, are inconsistent with such title, authorities or responsibilities; or any removal of the Participant from, or failure to reappoint or reelect him to any of such positions, except if any such changes are because of disability, retirement or Cause;

          (b) a reduction in or failure to pay any portion of the Participant's annual base salary as in effect on the date of the Change in Control or as the same may be increased from time to time thereafter;

          (c) the failure by the Company to provide the Participant with compensation and benefits (including, without limitation, incentive, bonus and other compensation plans and any vacation, medical, hospitalization, life insurance, dental or disability benefit plan), or cash compensation in lieu thereof, which are, in the aggregate, no less favorable than those provided by the Company to the Participant immediately prior to the occurrence of the Change in Control;

          (d) any breach by the Company of any provision of a Participant's Agreement; and

          (e) the failure of the Company to obtain a satisfactory agreement from any successor or assign of the Company to assume and agree to perform the Participant's Agreement.



                                    SECTION 4

                               PAYMENT OF BENEFITS


          4.1. AGREEMENT GOVERNS. Any benefits under the Plan shall be payable at such time, and pursuant to the terms and conditions of each Participant's Agreement.


          4.2. FORM OF PAYMENT. Subject to the terms of a Participant's Agreement, benefits shall be paid in equal installments according to the Company's normal payroll schedule. In the event of a Participant's death before the Participant receives all benefits to which he otherwise would be entitled under the Plan, payment shall be made to the Participant's beneficiary in installments or a lump sum, as determined by the Committee.


          4.3. DESIGNATION OF BENEFICIARY. By signing a form furnished by the Committee, each Participant may designate any person or persons to whom his benefits are to be paid if he dies before he receives all of his benefits. A beneficiary designation form will be effective only when the form is filed with the Committee while the Participant is still alive and will cancel all beneficiary designation forms previously filed by the Participant with respect to this Plan. If a deceased Participant has failed to designate a beneficiary as provided above, or if the designated beneficiary predeceases the participant, payment of the Participant's benefits shall be made to the Participant's estate. If a designated beneficiary dies before complete payment of any benefits attributable to a Participant, remaining benefits shall be paid to the beneficiary's estate.



                                    SECTION 5

                             FINANCING PLAN BENEFITS


          All benefits payable under the Plan shall be paid directly by the Company out of general assets. The Company shall not be required to segregate on its books or otherwise any amount to be used for the payment of benefits under the Plan.



                                    SECTION 6

                                OTHER EMPLOYMENT


          A Participant shall not be required to mitigate the amount of any payment or benefit provided for under the Plan by seeking other employment or otherwise nor shall the amount of any payment or benefit provided for under the Plan be reduced by any compensation earned by the Participant as a result of other employment.

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                                    SECTION 7

                                  MISCELLANEOUS


          7.1. INFORMATION TO BE FURNISHED BY PARTICIPANTS. Each Participant must furnish to the Committee such documents, evidence, data or other information as the Committee consider necessary or desirable for the purpose of administering the Plan. Benefits under the Plan for each Participant are provided on the condition that he/she furnish full, true and complete data, evidence or other information, and that he/she will promptly sign any document related to the Plan, requested by the Committee.

          7.2. CLAIMS REVIEW. Any claim for benefits under the Plan or a Participant's Agreement by a Participant shall be made in writing and delivered to the Committee. If a Participant, or any beneficiary following the Participant's death (collectively, the "Claimant"), believes he has been denied any benefits or payments under the Plan or Agreement, either in total or in an amount less than the full benefit or payment to which the Claimant would normally be entitled, the Committee shall advise the Claimant in writing of the amount of the benefit, or payment, if any, and the specific reasons for the denial. The Committee shall also furnish the Claimant at that time with a written notice containing:

          (a) A specific reference to pertinent provisions of the Plan or the Participant's Agreement;

          (b) A description of any additional material or information necessary for the Claimant to perfect the claim if possible, and an explanation of why such material or information is needed; and

          (c) An explanation of the claim review procedure set forth below.

Within 60 days of receipt of the information described above, a Claimant shall, if further review is desired, file a written request for reconsideration with the Committee. So long as the Claimant's request for review is pending (including such 60-day period), Claimant or his duly authorized representative may review pertinent documents and may submit issues and comments in writing to the Committee. A final and binding decision shall be made by the Committee within 60 days of the filing by the Claimant of the request for reconsideration; provided, however, that if the Committee, in its discretion, feels that a hearing with the Claimant or his representative present is necessary or desirable, this period shall be extended an additional 60 days. The decision by the Committee shall be conveyed to the Claimant in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, which specifically references to the pertinent provisions of the Plan or the Participant's Agreement on which the decision is based. The Committee shall use ordinary care and diligence in the performance of its duties.


          7.3. EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.


          7.4. FEES AND EXPENSES. The Company shall pay all reasonable legal fees and related expenses (including the reasonable costs of experts, evidence and counsel), when and as incurred by a Participant, as a result of contesting or disputing any termination of employment of the Participant following a Change in Control whether or not such contest or dispute is resolved in the Participant's favor but only if the Participant was seeking in good faith to obtain or enforce any right or benefit provided by the Plan or the Participant's Agreement or by any other plan or arrangement maintained by the Employers under which the Participant is or may be entitled to receive benefits.


          7.5. ACTION BY EMPLOYER. Any action required of or permitted by Allegiance under the Plan shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolutions of its Board of Directors or such committee.


          7.6. CONTROLLING LAWS. Except to the extent superseded by laws of the United States, the laws of Illinois shall be controlling in all matters relating to the Plan.


          7.7. INTERESTS NOT TRANSFERABLE. The interests of persons entitled to benefits under the Plan are not subject to their debts or other obligations and, except as may be required by the tax withholding provisions of the Internal Revenue Code or any state's income tax act, or pursuant to an agreement between a Participant and the Employers, may not be voluntarily sold, transferred, alienated, assigned or encumbered.


          7.8. MISTAKE OF FACT. Any mistake of fact or misstatement of fact shall be corrected when it becomes known and proper adjustment made by reason thereof.


          7.9. SEVERABILITY. In the event any provision of the Plan or an Agreement shall be held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan or Agreement, and the Plan or Agreement shall be construed and enforced as if such illegal or invalid provisions had never been contained in the Plan or Agreement.


          7.10. WITHHOLDING. The Company will withhold from any amounts payable under the Plan all federal, state, city and local taxes as shall be legally required and any applicable insurance premiums, as well as any other amounts authorized or required by Company policy including, but not limited to, withholding for garnishments and judgments or other court orders.


          7.11. EFFECT ON OTHER PLANS OR AGREEMENTS. Payments or benefits provided to a Participant under any Company stock, deferred compensation, savings, retirement or other employee benefit plan are governed solely by the terms of such plan. Any obligations or duties of a Participant pursuant to any non-competition or other agreement with the Company shall not be affected by the receipt of benefits under this Plan.



                                    SECTION 8

                            AMENDMENT AND TERMINATION


          8.1. AMENDMENT AND TERMINATION. Allegiance reserves the right to amend the Plan at any time or to terminate the Plan at any time provided that no such amendment or termination of the Plan shall affect the provisions of any Participant's Agreement then in force under the Plan.

                                    AGREEMENT
                                      UNDER
                        ALLEGIANCE CHANGE IN CONTROL PLAN
                               (3X BASE, GROSS-UP)


          THIS AGREEMENT is made as of October 1, 1996 by and between Allegiance Corporation, a Delaware corporation (the "Company") and _______________ (the "Employee") under the Allegiance Change in Control Plan (the "Plan").

          WHEREAS, Company considers the maintenance of a vital management group to be essential to protecting and enhancing the best interests of Company and its stockholders and to that end Company has established the Plan to provide benefits to certain management employees in the event their employment is terminated following a Change in Control of Company, participation in which Plan is evidenced by an individual agreement between Company and each participating employee; and

          WHEREAS, Employee is a member of Company's management group and Company has determined that to reinforce and encourage the continued attention and dedication of Employee to his duties free from distractions which could arise in anticipation of or subsequent to a Change in Control of Company, it should extend participation in the Plan to Employee;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, Company and Employee agree that Employee shall become a Participant in the Plan subject to the following terms which form a part of the Plan with respect to Employee's participation therein.

     1. TERM AND NATURE OF AGREEMENT. This Agreement and Employee's participation in the Plan shall commence as of the date hereof and shall continue in effect until October 1, 1999. As of October 1, 1999 and each third October 1 occurring thereafter, this Agreement shall be automatically renewed for a term of three (3) years unless Company gives written notice to Employee at least 90 days prior to the renewal date that this Agreement will not be extended. Notwithstanding the foregoing, if a Change in Control (as hereinafter defined) occurs during the last two (2) years of any term of this Agreement, the term of this Agreement and Employee's Plan participation shall automatically be extended for a period of twenty-four (24) months after the end of the month in which the Change in Control occurs. If Employee's employment with Company terminates prior to a Change in Control, this Agreement and Employee's participation in the Plan shall automatically expire. Furthermore, Employee may terminate this Agreement and his participation in the Plan at any time by giving Company 30 days' advance written notice. This Agreement which evidences Employee's participation in the Plan shall be construed and enforced under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") as an unfunded welfare benefit plan. The Plan and the Agreement shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee").

     2. SEVERANCE BENEFITS FOLLOWING A CHANGE IN CONTROL. If Employee's employment with Company is terminated within twenty-four (24) months following a Change in Control, Employee shall be entitled to the following severance benefits (in addition to any non-severance compensation and benefits provided for under any of Company's employee benefit plans, policies and practices or under the terms of any other contracts, but in lieu of any severance pay under any Company employee benefit plan, policy and practice or under the terms of any other contract including any employment contract):

          (a) If Employee's employment is terminated by reason of Employee's disability, retirement or death or by Employee other than for Good Reason, the Company shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time of termination (or the date of death in the case of Employee's death), plus any bonus or incentive compensation award which, pursuant to the terms of any compensation or incentive plan, Employee is entitled to receive but which has not yet been paid.

          (b) If Employee's employment is terminated for Cause, Company shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given plus any bonus or incentive compensation award which, pursuant to the terms of any compensation or incentive plan, Employee is entitled to receive but which has not yet been paid.

          (c) If Employee's employment is terminated by Company other than for Cause or by Employee for Good Reason, then:

               (i) Within five (5) days after the Date of Termination, Company shall pay Employee his full base salary through the Date of Termination at the greater of the rate in effect at the time the Change in Control occurred or the rate in effect when the Notice of Termination was given plus an amount equal to 100% of Employee's Target Annual Bonus (as defined below).

               (ii) Company shall pay Employee a gross severance benefit equal to the product of three (3) times the sum of (A) Employee's Annual Base Salary at the greater of the rate in effect at the time the Change in Control occurred or the rate in effect when Notice of Termination was given and (B) Employee's Target Annual Bonus. The severance benefit shall be paid during the ensuing 36-month period in equal installments according to Company's normal payroll schedule beginning with the first payroll period in which Employee's Date of Termination occurs. Employee's "Annual Base Salary" shall mean the yearly salary rate established from time to time by Company as Employee's regular salary for the next succeeding twelve (12) month period, payable pursuant to the Company's payroll on a periodic basis and Employee's "Target Annual Bonus" shall mean the maximum bonus Employee could earn under Company's Short Term Incentive Plan for the year in which his Date of Termination occurs.

               (iii) Any outstanding options to purchase stock of Company held by Employee shall immediately vest and become exercisable in full in accordance with their terms and the provisions of Company's omnibus incentive plan.

               (iv) Company shall ensure that Employee is paid in cash within 30 days after the Date of Termination Employee's benefit under the Allegiance Excess Benefit Plan or any successor thereto.

               (v) Company shall pay the costs of a reasonable outplacement service until Employee is employed on a full time basis.

     3. EXCISE TAX 280G GROSS UP. In the event that any payment or benefit received or to be received by Employee in connection with a Change in Control or the termination of Employee's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with Company, with any person whose actions result in a Change in Control of Company or with any person affiliated with Company or such person) (all such payments and benefits, including the payments and benefits provided herein, being hereinafter called "Total Payments") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986 ("Code"), or any interest or penalties are incurred by Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, hereinafter collectively referred to as the "Excise Tax"), Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and the Excise Tax imposed upon the Gross-Up Payment, Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Total Payments. Payment of the Gross-Up Payment shall be subject to the following:

          (a) Subject to paragraph 3(b) below, the determination of whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment shall be made by a nationally recognized certified public accounting firm designated by Employee (the "Accounting Firm"). The Accounting Firm shall provide detailed supporting calculations to Company and Employee within fifteen (15) business days of being requested by Employee to make a Gross-Up Payment determination. If the Accounting Firm determines that a Gross-Up Payment is required, the Gross-Up Payment so determined shall be paid within five (5) days after the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise

     Tax is payable by Employee, it shall so advise Employee in writing. The Accounting Firm's determinations shall be binding upon Company and Employee. If, following the exhaustion of Company's remedies under paragraphs (b) and (c) below, Employee is required to pay an Excise Tax, the Accounting Firm shall make a determination of the amount of any underpayment in any previous Gross-Up Payment and any underpayment shall be paid promptly by Company to Employee.

          (b) Employee shall notify Company in writing of any claim by the Internal Revenue Service that, if successful, would require Company to make a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after Employee is informed in writing of such claim and shall apprise Company of the nature of such claim and the date on which such claim is requested to be paid. Employee shall not pay such claim prior to the expiration of the thirty
     (30) day period following the date on which it gives such notice to Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If Company notifies Employee in writing prior to the expiration of such period that it desires to contest such claim, Employee shall (i) give Company any information reasonably requested by Company relating to such claim, (ii) take such action in connection with contesting such claim as Company shall reasonably request in writing, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by Company,
     (iii) cooperate with Company in good faith in order to effectively contest such claim and (iv) permit Company to participate in any proceedings relating to such claim; provided, however, that Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.


          (c) Without limitation on the foregoing provisions of this Section 3, Company shall control all proceedings taken in connection with contesting a claim by the Internal Revenue Service and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option either direct Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as Company shall determine; provided, however, that if Company directs Employee to pay such claim and sue for a refund, Company shall advance the amount of such payment to Employee on an interest-free basis, and shall indemnify and hold Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further that if Employee is required to extend the statute of limitations to enable Company to contest such claim, Employee may limit this extension solely to such contested amount. Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          (d) If, after the receipt by Employee of an amount advanced by Company pursuant to paragraph 3(c) above, Employee becomes entitled to receive any refund with respect to such claim, Employee shall (subject to Company's complying with the requirements of paragraphs 3(b) and (c)) promptly pay to Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto).

          (e) If, after the receipt by Employee of an amount advanced by Company under this paragraph 3(c), a determination is made that Employee shall not be entitled to any refund with respect to such claim and Company does not notify Employee in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          (f) No Gross-Up Payment shall be required under this Section 3 if the Total Payments are reduced pursuant to Section 4 below.

     4. SECTION 280G LIMITATIONS. In the event that the Total Payments would not be deductible (in whole or in part) as a result of Section 280G of the Code then the payments and benefits required under this Agreement shall be reduced to the extent necessary to eliminate the disallowance of the deduction under Code
Section 280G (after taking into account any reduction in the Total Payments required by such other plans, arrangements or agreements because of Code Section
280G) unless such reduction would result in Employee receiving less than ninety-five percent (95%) of the Total Payments that would have been paid had such Total Payments not been reduced. If the reduction provided for herein would result in Employee receiving less than ninety-five percent (95%) of the Total Payments before taking into account such reduction, then no reduction under this
Section 4 shall be made and Employee shall be entitled to full amount of payments and benefits otherwise provided in this Agreement. For purposes of this limitation there shall not be taken into account any payment or benefit which in the opinion of tax counsel selected by Company does not constitute a "parachute payment" within the meaning of Code Section 280G(b)(2). The value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. If the Total Payments are reduced as provided in this Section 4 and it is established pursuant to a final determination of a court or an Internal

Revenue Service proceeding that, notwithstanding the good faith of Employee and Company in applying the terms of this Section 4, any portion of the Total Payments are not deductible by reason of Code Section 280G, Employee shall have an obligation to pay Company upon demand an amount equal to the excess of the Total Payments provided to Employee over the payments and benefits that can provide to Employee on a fully deductible basis.

     5. NON-SOLICITATION AND NON-COMPETITION. In consideration for the severance benefits called for under paragraph 2(c) and Section 3 above, Employee agrees that during the 24-month period following his Date of Termination (the "Severance Period"), Employee:

          (a) will not, without the prior written consent of Company, alone or in association with others, solicit on behalf of Employee, or any other person, firm, corporation or entity, any employee of Company, or any of its operating divisions, subsidiaries or affiliates, for employment with a person, firm, corporation or entity which competes with Company, or any of its divisions, subsidiaries or affiliates.

          (b) will not, without the prior written consent of Company, directly or indirectly, engage or invest in, counsel or advise or be employed by any other person, firm, corporation or entity engaged in or conducting business which is the same as, or competing with, the business being conducted by Company, or any of its operating divisions, subsidiaries or affiliates, in any area or territory in which Company, or such operating divisions, subsidiaries or affiliates, shall be conducting business during the Severance Period. Notwithstanding the foregoing, Employee shall be entitled to passively own not more than four and nine-tenths percent (4.9%) of any publicly held entity engaged in any business in which Company, or any of its operating divisions, subsidiaries or affiliates, shall be engaged during said period.

Should Employee fail to comply with the non-solicitation and/or non-competition restrictions contained in this Section 5, this Agreement shall immediately terminate and Employee shall forfeit any remaining unpaid benefits under this Agreement.

     6. OTHER EMPLOYMENT. Employee shall not be required to mitigate the amount of any payment or benefit provided for under this Agreement by seeking other employment or otherwise nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by Employee as a result of other employment. Payment to Employee pursuant to this Agreement shall constitute the entire obligation of Company for severance pay and full settlement of any claim for severance pay under law or in equity that Employee might otherwise assert against Company or any of its employees, officers or directors on account of Employee's termination.

     7. CHANGE IN CONTROL. For purposes of this Agreement a "Change in Control" shall have occurred if:

          (a) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act") other than Company, any corporation owned, directly or indirectly, by the stockholders of Company in substantially the same proportions as their ownership of stock of Company, and any trustee or other fiduciary holding securities under a Company employee benefit plan or such proportionately owned corporation, becomes the "beneficial owner" (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Company representing 20% or more of the combined voting power of Company's then outstanding securities;

          (b) during any period of not more than 24 months, individuals who at the beginning of such period constitute the Board of Directors of Company, and any new director (other than a director designated by a Person who has entered into an agreement with Company to effect a transaction described in paragraph (a), (c), or (d) of this Section 7) whose election by the board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (c) the stockholders of Company approve a merger or consolidation of Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of Company (or similar transaction) in which no Person acquires more than 20% of the combined voting power of Company's then outstanding securities; or

          (d) the stockholders of Company approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of all or substantially all of its assets (or any transaction having a similar effect).

Company may also determine, in its discretion, that a sale of a substantial portion of its assets or one of its businesses constitutes a "Change of Control" with respect to Employee if Employee is employed in the affected operation.

     8. TERMINATIONS FOR CAUSE AND GOOD REASON. Employee will be considered to have been terminated for "Cause" if the termination is by reason of Employee willfully engaging in conduct demonstrably and materially injurious to the Company, Employee being convicted of or confessing to a crime involving dishonesty or moral turpitude or Employee's willful and continued failure for a significant period of time to perform Employee's duties after a demand for substantial performance has been delivered to Employee by the Board of Directors of Company which demand specifically identifies the manner in which the Board believes that Employee has not substantially performed his duties. Employee's termination shall be considered to have been for "Good Reason" if Employee's termination is by reason of the occurrence of any of the following events within 24 months following a Change in Control without Employee's express written consent:

          (a) any significant change in Employee's title, authorities, responsibilities (including reporting responsibilities) which, in Employee's reasonable judgment, represents an adverse change; the assignment to Employee of any significant duties or work responsibilities which, in his reasonable judgment, are inconsistent with such title, authorities or responsibilities; or any removal of Employee from, or failure to reappoint or reelect him to any of such positions, except if any such changes are because of disability, retirement or Cause;

          (b) a reduction in or failure to pay any portion of Employee's Annual Base Salary as in effect on the date of the Change in Control or as the same may be increased from time to time thereafter;

          (c) the failure by Company to provide Employee with compensation and benefits (including, without limitation, incentive, bonus and other compensation plans and any vacation, medical, hospitalization, life insurance, dental or disability benefit plan), or cash compensation in lieu thereof, which are, in the aggregate, no less favorable than those provided by Company to Employee immediately prior to the occurrence of the Change in Control;

          (d)  any breach by Company of any provision of this Agreement; and

          (e) the failure of Company to obtain a satisfactory agreement from any successor or assign of Company to assume and agree to perform this Agreement, as required in Section 10 of this Agreement.

Employee's continued employment after the expiration of 60 days from any action which would constitute Good Reason under paragraph 8(a) above shall constitute a waiver of rights with respect to such action constituting Good Reason under this Agreement.

     9. NOTICE OF TERMINATION. Any purported termination of employment by Company or by Employee shall be communicated by a written Notice of Termination to the other party which notice is given in accordance with Section 12 of this Agreement. No purported termination shall be effective without such a Notice of Termination. The Notice of Termination shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment and shall specify the Date of Termination. The "Date of Termination" shall mean the date specified in the Notice of Termination provided that in no case shall the date be less than thirty (30) days or more than sixty (60) days after the date the Notice of Termination is given. If within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined either by mutual written agreement of the parties, or by the final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been taken).

     10.   SUCCESSORS.  Company will require any successor or assign
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent Company would be required to perform if no such succession or assignment had taken place. As used in this Agreement, "Company" shall include any successor or assign to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise. This Agreement shall inure to the benefit of and be enforceable by Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee's named beneficiary and if there is no such named beneficiary, to Employee's estate in a lump sum.

      11. FEES AND EXPENSES. Company shall pay all reasonable legal fees and related expenses (including the reasonable costs of experts, evidence and counsel), when and as incurred by Employee, as a result of contesting or disputing any termination of employment of Employee following a Change in Control whether or not such contest or dispute is resolved in Employee's favor but only if Employee was seeking in good faith to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Company under which Employee is or may be entitled to receive benefits.

      12. NOTICE. Any notice or other communication provided for or required by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other or to such other address as either party may have furnished to the other in writing.

     13. MODIFICATIONS, WAIVERS AND SURVIVAL OF OBLIGATIONS. No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing and signed by Employee and Company. A waiver of any condition or provision of this Agreement shall be limited to the terms and conditions of such waiver and shall be not be construed as a waiver of any similar or dissimilar provisions or condition at any time. The obligations of Company under Sections 2 and 3 shall survive the expiration of the term of this Agreement.

     14. CLAIMS PROCEDURE. Any claim for benefits under this Agreement by Employee shall be made in writing pursuant to the claim procedures stated in the Plan.

     15. GOVERNING LAW. The laws of Illinois shall be controlling in all matters relating to this Agreement and the Plan to the extent not preempted by ERISA.

     16. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     17. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

     18. ACTION BY COMPANY. Any action required of or permitted by Company under this Agreement shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolutions of its Board of Directors or such committee.

      19. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

      20. NON-EXCLUSIVELY OF RIGHTS. Nothing in this Agreement shall prevent or limit Employee's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by Company and for which Employee may qualify, nor shall anything herein limit or reduce such rights as Employee may have under any other agreements with Company. Amounts which are vested benefits or which Employee is otherwise entitled to receive under any plan or program of Company shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

                              ALLEGIANCE CORPORATION


                              By:
                                   --------------------------------------------
                                  Its:
                                       ----------------------------------------


                              ------------------------------------------------
                                            Employee


                              SSN:
                                   --------------------------------------------

                                    AGREEMENT
                                      UNDER
                        ALLEGIANCE CHANGE IN CONTROL PLAN
                                    (1X BASE)


          THIS AGREEMENT is made as of October 1, 1996 by and between Allegiance Corporation, a Delaware corporation (the "Company") and ____________ (the "Employee") under the Allegiance Change in Control Plan (the "Plan").

          WHEREAS, Company considers the maintenance of a vital management group to be essential to protecting and enhancing the best interests of Company and its stockholders and to that end Company has established the Plan to provide benefits to certain management employees in the event their employment is terminated following a Change in Control of Company, participation in which Plan is evidenced by an individual agreement between Company and each participating employee; and

          WHEREAS, Employee is a member of Company's management group and Company has determined that to reinforce and encourage the continued attention and dedication of Employee to his duties free from distractions which could arise in anticipation of or subsequent to a Change in Control of Company, it should extend participation in the Plan to Employee;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, Company and Employee agree that Employee shall become a Participant in the Plan subject to the following terms which form a part of the Plan with respect to Employee's participation therein.

     1. TERM AND NATURE OF AGREEMENT. This Agreement and Employee's participation in the Plan shall commence as of the date hereof and shall continue in effect until October 1, 1999. As of October 1, 1999 and each third October 1 occurring thereafter, this Agreement shall be automatically renewed for a term of three (3) years unless Company gives written notice to Employee at least 90 days prior to the renewal date that this Agreement will not be extended. Notwithstanding the foregoing, if a Change in Control (as hereinafter defined) occurs during the last two (2) years of any term of this Agreement, the term of this Agreement and Employee's Plan participation shall automatically be extended for a period of twenty-four (24) months after the end of the month in which the Change in Control occurs. If Employee's employment with Company terminates prior to a Change in Control, this Agreement and Employee's participation in the Plan shall automatically expire. Furthermore, Employee may terminate this Agreement and his participation in the Plan at any time by giving Company 30 days' advance written notice. This Agreement which evidences Employee's participation in the Plan shall be construed and enforced under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") as an unfunded welfare benefit plan. The Plan and the Agreement shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee").

     2. SEVERANCE BENEFITS FOLLOWING A CHANGE IN CONTROL. If Employee's employment with Company is terminated within twenty-four (24) months following a Change in Control, Employee shall be entitled to the following severance benefits (in addition to any non-severance compensation and benefits provided for under any of Company's employee benefit plans, policies and practices or under the terms of any other contracts, but in lieu of any severance pay under any Company employee benefit plan, policy and practice or under the terms of any other contract including any employment contract):

          (a) If Employee's employment is terminated by reason of Employee's disability, retirement or death or by Employee other than for Good Reason, the Company shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time of termination (or the date of death in the case of Employee's death), plus any bonus or incentive compensation award which, pursuant to the terms of any compensation or incentive plan, Employee is entitled to receive but which has not yet been paid.

          (b) If Employee's employment is terminated for Cause, Company shall pay Employee his full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given plus any bonus or incentive compensation award which, pursuant to the terms of any compensation or incentive plan, Employee is entitled to receive but which has not yet been paid.

          (c) If Employee's employment is terminated by Company other than for Cause or by Employee for Good Reason, then:

               (i) Within five (5) days after the Date of Termination, Company shall pay Employee his full base salary through the Date of Termination at the greater of the rate in effect at the time the Change in Control occurred or the rate in effect when the Notice of Termination was given plus an amount equal to 100% of Employee's Target Annual Bonus (as defined below).

               (ii) Company shall pay Employee a gross severance benefit equal to the product of one (1) times the sum of (A) Employee's Annual Base Salary at the greater of the rate in effect at the time the Change in Control occurred or the rate in effect when Notice of Termination was given and (B) Employee's Target Annual Bonus. The severance benefit shall be paid during the ensuing 12-month period in equal installments according to Company's normal payroll schedule beginning with the first payroll period in which Employee's Date of Termination occurs. Employee's "Annual Base Salary" shall mean the yearly salary rate established from time to time by Company as Employee's regular salary for the next succeeding twelve (12) month period, payable pursuant to Company's payroll on a periodic basis and Employee's "Target Annual Bonus" shall mean the maximum bonus Employee could earn under Company's Short Term Incentive Plan for the year in which his Date of Termination occurs.

               (iii) Any outstanding options to purchase stock of Company held by Employee shall immediately vest and become exercisable in full in accordance with their terms and the provisions of Company's omnibus incentive plan.

               (iv) Company shall ensure that Employee is paid in cash within 30 days after the Date of Termination Employee's benefit under the Allegiance Excess Benefit Plan or any successor thereto.

               (v) Company shall pay the costs of a reasonable outplacement service until Employee is employed on a full time basis.

     3. SECTION 280G LIMITATIONS. Notwithstanding any other provisions of this Agreement, in the event that any payment or benefit received or to be received by Employee in connection with a Change in Control or the termination of Employee's employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with Company, with any person whose actions result in a Change in Control of Company or with any person affiliated with Company or such person) (all such payments and benefits, including the severnace payments and benefits provided herein, being hereinafter called "Total Payments") would not be deductible (in whole or in part) as a result of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then the payments and benefits required under this Agreement shall be reduced to the extent necessary to eliminate the disallowance of the deduction under Code Section 280G after taking into account any reduction in the Total Payments required by such other plans, arrangements or agreements because of Code Section 280G if the Net After-Tax Amount of the Total Payments after taking into account the reduction described herein would be greater than the Net After-Tax Amount of the Total Payments before any such reduction. The Net After-Tax Amount of the Total Payments shall mean the gross amount of the Total Payments reduced by any federal, state and local income tax, medicare payroll tax and excise tax under Section 4999 of the Code assuming for this purpose tax at the highest marginal applicable rates and net of the maximum reduction in federal income taxes which could be obtained from the deduction of any state and local taxes. If the Net After-Tax Amount of the Total Payments after taking into account the reduction would not be greater than the Net After-Tax Amount of the Total Payments before taking into account any reduction, then no reduction under this Section 3 shall be made and Employee shall be entitled to the full amount of payments and benefits otherwise provided for in this Agreement. For purposes of this limitation there shall not be taken into account any payment or benefit which in the opinion of tax counsel selected by Company does not constitute a "parachute payment" within the meaning of Code Section 280G(b)(2). The value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. If the Total Payments are reduced as provided herein and it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding that, notwithstanding the good faith of Employee and Company in applying the terms of this Section 3, any portion of the Total Payments are not deductible by reason of Code Section 280G, Employee shall have an obligation to pay Company upon demand an amount equal to the excess of the Total Payments provided to Employee over the payments and benefits that can provide to Employee on a fully deductible basis.

     4. NON-SOLICITATION AND NON-COMPETITION. In consideration for the severance benefits called for under paragraph 2(c) above, Employee agrees that during the 24-month period following his Date of Termination (the "Severance Period"), Employee:

          (a) will not, without the prior written consent of Company, alone or in association with others, solicit on behalf of Employee, or any other person, firm, corporation or entity, any employee of Company, or any of its operating divisions, subsidiaries or affiliates, for employment with a person, firm, corporation or entity which competes with Company, or any of its divisions, subsidiaries or affiliates.

          (b) will not, without the prior written consent of Company, directly or indirectly, engage or invest in, counsel or advise or be employed by any other person, firm, corporation or entity engaged in or conducting business which is the same as, or competing with, the business being conducted by Company, or any of its operating divisions, subsidiaries or affiliates, in any area or territory in which Company, or such operating divisions, subsidiaries or affiliates, shall be conducting business during the Severance Period. Notwithstanding the foregoing, Employee shall be entitled to passively own not more than four and nine-tenths percent (4.9%)of any publicly held entity engaged in any business in which Company, or any of its operating divisions, subsidiaries or affiliates, shall be engaged during said period.

Should Employee fail to comply with the non-solicitation and/or non-competition restrictions contained in this Section 4, this Agreement shall immediately terminate and Employee shall forfeit any remaining unpaid benefits under this Agreement.

     5. OTHER EMPLOYMENT. Employee shall not be required to mitigate the amount of any payment or benefit provided for under this Agreement by seeking other employment or otherwise nor shall the amount of any payment or benefit provided for in this Agreement be reduced by any compensation earned by Employee as a result of other employment. Payment to Employee pursuant to this Agreement shall constitute the entire obligation of Company for severance pay and full settlement of any claim for severance pay under law or in equity that Employee might otherwise assert against Company or any of its employees, officers or directors on account of Employee's termination.

     6. CHANGE IN CONTROL. For purposes of this Agreement a "Change in Control" shall have occurred if:

          (a) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act") other than Company, any corporation owned, directly or indirectly, by the stockholders of Company in substantially the same proportions as their ownership of stock of Company, and any trustee or other fiduciary holding securities under a Company employee benefit plan or such proportionately owned corporation, becomes the "beneficial owner" (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Company representing 20% or more of the combined voting power of Company's then outstanding securities;

          (b) during any period of not more than 24 months, individuals who at the beginning of such period constitute the Board of Directors of Company, and any new director (other than a director designated by a Person who has entered into an agreement with Company to effect a transaction described in paragraph (a), (c), or (d) of this Section 6) whose election by the board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (c) the stockholders of Company approve a merger or consolidation of Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of Company (or similar transaction) in which no Person acquires more than 20% of the combined voting power of Company's then outstanding securities; or

          (d) the stockholders of Company approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of all or substantially all of its assets (or any transaction having a similar effect).

Company may also determine, in its discretion, that a sale of a substantial portion of its assets or one of its businesses constitutes a "Change of Control" with respect to Employee if Employee is employed in the affected operation.

     7. TERMINATIONS FOR CAUSE AND GOOD REASON. Employee will be considered to have been terminated for "Cause" if the termination is by reason of Employee willfully engaging in conduct demonstrably and materially injurious to the Company, Employee being convicted of or confessing to a crime involving dishonesty or moral turpitude or Employee's willful and continued failure for a significant period of time to perform Employee's duties after a demand for substantial performance has been delivered to Employee by the Board of Directors of Company which demand specifically identifies the manner in which the Board believes that Employee has not substantially performed his duties. Employee's termination shall be considered to have been for "Good Reason" if Employee's termination is by reason of the occurrence of any of the following events within 24 months following a Change in Control without Employee's express written consent:

          (a) any significant change in Employee's title, authorities, responsibilities (including reporting responsibilities) which, in Employee's reasonable judgment, represents an adverse change; the assignment to Employee of any significant duties or work responsibilities which, in his reasonable judgment, are inconsistent with such title, authorities or responsibilities; or any removal of Employee from, or failure to reappoint or reelect him to any of such positions, except if any such changes are because of disability, retirement or Cause;

          (b) a reduction in or failure to pay any portion of Employee's Annual Base Salary as in effect on the date of the Change in Control or as the same may be increased from time to time thereafter;

          (c) the failure by Company to provide Employee with compensation and benefits (including, without limitation, incentive, bonus and other compensation plans and any vacation, medical, hospitalization, life insurance, dental or disability benefit plan), or cash compensation in lieu thereof, which are, in the aggregate, no less favorable than those provided by Company to Employee immediately prior to the occurrence of the Change in Control;

          (d)  any breach by Company of any provision of this Agreement; and

          (e) the failure of Company to obtain a satisfactory agreement from any successor or assign of Company to assume and agree to perform this Agreement, as required in Section 9 of this Agreement.

Employee's continued employment after the expiration of 60 days from any action which would constitute Good Reason under paragraph 7(a) above shall constitute a waiver of rights with respect to such action constituting Good Reason under this Agreement.

     8. NOTICE OF TERMINATION. Any purported termination of employment by Company or by Employee shall be communicated by a written Notice of Termination to the other party which notice is given in accordance with
Section 11 of this Agreement. No purported termination shall be effective without such a Notice of Termination. The Notice of Termination shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment and shall specify the Date of Termination. The "Date of Termination" shall mean the date specified in the Notice of Termination provided that in no case shall the date be less than thirty (30) days or more than sixty (60) days after the date the Notice of Termination is given. If within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally determined either by mutual written agreement of the parties, or by the final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been taken).

      9. SUCCESSORS. Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent Company would be required to perform if no such succession or assignment had taken place. As used in this Agreement, "Company" shall include any successor or assign to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise. This Agreement shall inure to the benefit of and be enforceable by Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee's named beneficiary and if there is no such named beneficiary, to Employee's estate in a lump sum.

      10. FEES AND EXPENSES. Company shall pay all reasonable legal fees and related expenses (including the reasonable costs of experts, evidence and counsel), when and as incurred by Employee, as a result of contesting or disputing any termination of employment of Employee following a Change in Control whether or not such contest or dispute is resolved in Employee's favor but only if Employee was seeking in good faith to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Company under which Employee is or may be entitled to receive benefits.

      11. NOTICE. Any notice or other communication provided for or required by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other or to such other address as either party may have furnished to the other in writing.

     12. MODIFICATIONS, WAIVERS AND SURVIVAL OF OBLIGATIONS. No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing and signed by Employee and Company. A waiver of any condition or provision of this Agreement shall be limited to the terms and conditions of such waiver and shall be not be construed as a waiver of any similar or dissimilar provisions or condition at any time. The obligations of Company under Sections 2 and 3 shall survive the expiration of the term of this Agreement.

     13. CLAIMS PROCEDURE. Any claim for benefits under this Agreement by Employee shall be made in writing pursuant to the claim procedures stated in the Plan.

     14.  GOVERNING LAW.   The laws of Illinois shall be controlling in all
matters relating to this Agreement and the Plan to the extent not preempted by ERISA.

     15. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     16. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.

     17. ACTION BY COMPANY. Any action required of or permitted by Company under this Agreement shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolutions of its Board of Directors or such committee.

      18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

      19. NON-EXCLUSIVELY OF RIGHTS. Nothing in this Agreement shall prevent or limit Employee's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by Company and for which Employee may qualify, nor shall anything herein limit or reduce such rights as Employee may have under any other agreements with Company. Amounts which are vested benefits or which Employee is otherwise entitled to receive under any plan or program of Company shall be payable in accordance with such plan or program, except as explicitly modified by this Agreement.

                              ALLEGIANCE CORPORATION


                              By:____________________________________
                                 Its:________________________________

                              _______________________________________
                                            Employee


                              SSN:___________________________________